UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2002
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-22278                  06-1377322
------------------------------ ------------------------- -----------------------
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events
                  ------------

                  Not applicable.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) No financial statements of businesses acquired are required.

                  (b)  No pro forma financial information is required.

                  (c) Attached as exhibits are the Company's third quarter 2002 earnings release and a news release announcing an upward revision to the Company's diluted earnings per share ("EPS") estimates for the full year 2002.

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  On October 16, 2002, New York Community Bancorp, Inc. (the "Company"), a Delaware Corporation, reported its earnings for the three and nine months ended September 30, 2002, and provided its diluted EPS estimates for the full year 2002 and 2003.

                  On October 17, 2002, the Company issued a news release announcing an upward revision to its diluted EPS estimates for the full year 2002, and reiterating its 2003 EPS estimates.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    October 22, 2002                      NEW YORK COMMUNITY BANCORP, INC.
-------------------------
          Date


                                          /s/ Joseph R. Ficalora
                                          --------------------------------------
                                          Joseph R. Ficalora
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


99.1 Earnings release dated October 16, 2002 including diluted GAAP EPS estimates for the full year 2002 and 2003.

99.2 News release dated October 17, 2002, announcing an upward revision to the Company's 2002 diluted EPS estimates and reiterating its 2003 diluted EPS estimates.